UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2005
WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637 (Commission File Number)	41-0992135 (IRS Employer Identification No.)
1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)
(507) 625-7231
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On October 19, 2005, at the recommendation of the Compensation Committee, the Board of Directors of Winland Electronics, Inc. (the “Company”) approved the increase of fees paid to non-employee members of the Board of Directors, which fees, effective as of January 1, 2006, shall be as follows:
•	$1,200 per month retainer for Board members

•	$1,200 for each Board meeting attended

•	$1,200 for each Audit Committee meeting attended, with the Audit Committee Chairman receiving an additional $1,200 for each meeting attended

•	$800 for each Compensation Committee or Nominating/Governance meeting attended, with the Committee Chairmen receiving an additional $750 for each meeting attended

•	$22,000 annual retainer for Board Chairman

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 18, 2005

WINLAND ELECTRONICS, INC.
By	/s/ Jennifer A. Thompson
Jennifer A. Thompson
Chief Financial Officer